Offerings - Offering: 1	Jun. 22, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 80,947,194.75
Fee Rate	0.01381%
Amount of Registration Fee	$ 11,178.81
Offering Note	(1) Estimated solely for the purpose of calculating the filing fee. (2) In accordance with Section 14(g) of the Securities Exchange Act of 1934, as amended, the filing fee was determined by multiplying 0.00013810 by the proposed maximum aggregate value of the transaction. The proposed maximum aggregate value of the transaction was calculated based on the product of the 4,692,591 shares of First Seacoast Bancorp, Inc. common stock outstanding, multiplied by $17.25 (the per share merger consideration).